EXHIBIT 13.2

PRINCIPAL FINANCIAL OFFICER CERTIFICATION

PURSUANT T`O 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

        I, Anthony Pagano, Executive Vice President and Chief Financial Officer of Genmab A/S, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1)   The Annual Report on Form 20-F of Genmab A/S for the period ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Genmab A/S.

x
Date: February 22, 2023

/s/ Anthony Pagano

AMERICAS/2017215013.2